Kramer, Levin, Naftalis & Frankel
                                919 THIRD AVENUE
                          NEW YORK, N.Y. 10022 - 3852
                                (212) 715 - 9100


                                                                    FAX
                                                              (212) 715-8000
                                                                    ---
                                                          WRITER'S DIRECT NUMBER
                                                              (212)715-9100
                                                              -------------

                               New York, New York

                               December 18, 1996


The FBR Family of Funds
Potomac Tower
1001 Nineteenth Street North
Arlington, VA   22209

               Re:    The FBR Family Funds
                      --------------------

Gentlemen:

               We hereby consent to the reference to our firm as Counsel in this amendment to the Registration Statement on Form N-1A.

                                Very truly yours,

                                /s/Kramer, Levin, Naftalis & Frankel
                                ------------------------------------